SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                     ____________________________________


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) November 6, 1996 (November 5, 1996)

                          CAI WIRELESS SYSTEMS, INC.


            (Exact name of registrant as specified in its charter)



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     Connecticut                        0-22888                        06-1324691
   (State or other                 (Commission File                   (IRS Employer
   jurisdiction of                      Number)                    Identification No.)
   incorporation)
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                    18 CORPORATE WOODS BLVD., ALBANY, NY   12211
               (Address of principal executive offices)    (Zip Code)


     Registrant's telephone number, including area code    (518) 462-2632





         (Former name or former address, if changed since last report)








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Item 5 - OTHER EVENTS

      The following news release was issued on November 5, 1996:

     CAI WIRELESS SYSTEMS, INC. ANNOUNCES 1996 SECOND QUARTER AND SIX-MONTH RESULTS on November 5, 1996 (see exhibit 99.1).


Item 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       C.  Exhibits

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EXHIBIT NO.               EXHIBIT DESCRIPTION                       LOCATION
99.1                      Media release - CAI Wireless              Pages 4-7
                          Systems, Inc. announces 1996 second
                          quarter and six-month results, dated
                          November 5, 1996
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        SIGNATURE                   TITLE                     DATE
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/S/ JARED  E. ABBRUZZESE      Chairman, Chief Executive Officer, November 6, 1996
    Jared E. Abbruzzese       and Director (Principal Executive
                              Officer)



/S/ JAMES P. ASHMAN           Executive Vice President, Chief    November 6, 1996
    James P. Ashman           Financial Officer and Director
                              (Principal Financial Officer)



/S/ CRAIG J. KESSLER          Vice President and Controller      November 6, 1996
    Craig J. Kessler          (Principal Accounting Officer)

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